Supplement dated June 19, 2006 to the Prospectus dated June 14, 2006

                Claymore Securities Defined Portfolio, Series 305

               Closed-End Preferred and Income Portfolio, Series 5
             Closed-End Covered Call and Income Portfolio, Series 3


         Notwithstanding anything to the contrary in the Prospectus, the Estimated Annual Income Distributions for the Closed-End Covered Call and Income Portfolio, Series 3 are $0.8676 per unit of the trust for the first year.